SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549



                     _______________________________________

                                    FORM 8-K
                     _______________________________________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 21, 1996


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                 0-19066               13-3591193
   (State or other jurisdiction of    (Commission         (I.R.S. Employer
   incorporation or organization)     File Number)         Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (803) 239-1000


                 _______________________________________________

Item 5.  Other Events
- ---------------------

The information set forth in the exhibit to this Report is hereby incorporated herein by reference.


Item 7.  Financial Statement and Exhibits
- -----------------------------------------

      (c)   Exhibits

           Exhibit No.                    Exhibit
           -----------                    -------


            99.1                          Press Release dated August 21, 1996

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INSIGNIA FINANCIAL GROUP, INC.




                                    By: /s/ John K. Lines
                                    ---------------------
                                      John K. Lines
                                      General Counsel



Date:  August 22, 1996